File No. 333-61749
                                               Rule 497(e)


       STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

            Supplement to Nov. 20, 1998 Prospectus
                 _____________________________

     REDUCTION OF FEES. Effective August 3, 1999, the annual management fee was decreased from 0.85% of average net assets to 0.45%; and the annual administrative fee was reduced from 0.25% of average net assets to 0.20%.

     REPURCHASE REQUEST DEADLINES.  Quarterly Repurchase Request
Deadlines will be on the 15th day in each of the months of March, June, September and December. If the 15th is a weekend or holiday, the Repurchase Request Deadline will be the next business day.


            This Supplement is Dated August 3, 1999